EXHIBIT 99.1

Edgewater Reports First Quarter 2016 Results

24% Growth in Year-Over-Year Service Revenue

WAKEFIELD, Mass., May 04, 2016 (GLOBE NEWSWIRE) -- Edgewater Technology, Inc. (NASDAQ:EDGW), a leading consulting firm that helps business leaders drive transformational change through its unique selection of business and technology services and specialized product-based solutions, reported financial results for the quarter ended March 31, 2016.

First Quarter 2016 Highlights

  24% year-over-year growth in service revenue
  3% year-over-year organic service revenue growth (excluding 2015 acquisitions)
  Significant improvement in gross margin and Adjusted EBITDA profitability metrics
  Successfully completed the integration of M2 Dynamics Inc.
  Secured first time engagements with 35 new customers

First Quarter 2016 Financial Results vs. Year-Ago Quarter

  Total revenue was $31.9 million compared to $26.6 million
  Service revenue was $28.2 million compared to $22.7 million
  Gross profit was $10.8 million, or 33.7% of total revenue, compared to $7.6 million, or 28.8% of total revenue
  Gross profit margin related to service revenue was 35.4% compared to 30.4%
  Utilization was 72.7 % compared to 70.4%
  Net loss of $(763,000), or $(0.06) per diluted share, compared to net loss of $(940,000), or $(0.08) per diluted share
  Adjusted EBITDA (a non-GAAP measure) was $1.4 million, or 4.3% of total revenue and $0.10 per diluted share, compared to an Adjusted EBITDA loss of $(104,000), or (0.4)% of total revenue and $(0.01) per diluted share (see “Non-GAAP Financial Measures” below for further discussion of this non-GAAP term)
  Cash flow used in operating activities was $5.2 million compared to cash flow used in operating activities of $3.4 million

Management Commentary

“We are pleased and encouraged by the year-over-year improvements in all of our key metrics,” commented Shirley Singleton, Edgewater’s chairman, president and CEO.  “The combination of organic growth in our core organization plus the 2015 acquisitions has provided a boost to scale.  We are especially pleased the acquisitions have been smoothly integrated into our operations and have bolstered our offerings by adding new cloud and data analytics capabilities.”

“Utilization has improved and our backlog remains strong.  We expect service revenue for the second quarter of 2016 to be in the range of $29.0 million to $30.0 million.”

Conference Call and Webcast Information

Edgewater has scheduled a conference call today (Wednesday, May 4, 2016) at 10:00 a.m. Eastern time to discuss its first quarter 2016 results.

Date: Wednesday, May 4, 2016
Time: 10:00 a.m. Eastern time
Dial-in number: 1-877-713-9347   / Passcode: 82810839
Webcast: http://ir.edgewater.com/

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization.

A replay of the conference call can be accessed via Edgewater’s investor relations web site at http://ir.edgewater.com/ or by dialing 1-404-537-3406 (Conference ID#: 82810839) after 1:00 p.m. Eastern time on the same day through Wednesday, May 18, 2016.

About Edgewater
Edgewater (NASDAQ:EDGW) helps business leaders drive transformational change through its unique selection of business and technology services and specialized product-based solutions.

Classic consulting disciplines (such as business advisory, process improvement, organizational change management, M&A due diligence, and domain expertise) are blended with technical services (such as digital transformation, technical roadmaps, data and analytics services, custom development, and system integration) to help organizations get the most out of their existing IT assets while creating new digital business models.

Delivering both on premise and in the cloud, Edgewater partners with Oracle and Microsoft to offer Business Analytics, BI, ERP, and CRM solutions. Edgewater Ranzal, an Oracle Platinum Consulting Partner, provides Business Analytics solutions leveraging Oracle EPM, BI, and Big Data technologies. As an award-winning Microsoft partner, Edgewater Fullscope delivers Dynamics AX ERP, Business Intelligence, and CRM solutions, with a specialty in manufacturing.

Forward-Looking Statements

This Press Release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning our expected second quarter 2016 service revenue, the benefits of adding scale to our business and the integration of the 2015 acquisitions into our operations. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on our current plans or assessments which are believed to be reasonable as of the date of this Press Release. Factors that may cause actual results, goals, targets or objectives to differ materially from those contemplated, projected, forecasted, estimated, anticipated, planned or budgeted in such forward-looking statements include, among others, the following possibilities: (1) failure to obtain new customers or retain significant existing customers; (2) the loss of one or more key executives and/or employees; (3) changes in industry trends, such as a decline in the demand for Enterprise Resource Planning and Enterprise Performance Management solutions, custom development and system integration services and/or declines in industry-wide information technology spending, whether on a temporary or permanent basis and/or delays by customers in initiating new projects or existing project milestones; (4) inability to execute upon growth objectives; (5) adverse developments and volatility involving geopolitical or technology market conditions; (6) unanticipated events or the occurrence of fluctuations or variability in the matters identified under “Critical Accounting Policies” in our 2015 Annual Report on Form 10-K; (7) delays in, or the failure of, our sales pipeline being converted to billable work and recorded as revenue; (8) termination by clients of their contracts with the Company or inability or unwillingness of clients to pay for the Company's services, which may impact the Company's accounting assumptions; (9) inability to recruit and retain professionals with the high level of information technology skills and experience needed to provide the Company's services; (10) failure to expand outsourcing services to generate additional revenue; (11) any changes in ownership of the Company or otherwise that would result in a limitation of the net operating loss carry forward under applicable tax laws; (12) the possibility that activist stockholders may wage proxy contests or gain representation on or control of the Board of Directors, causing disruption and/or uncertainty to the Company's business, customer relationships and employee retention; (13) the failure of the marketplace to embrace advisory and product-based consulting services; (14) the inability to achieve the expected synergies from the 2015 acquisitions; and/or (15) changes in the Company's utilization levels.  In evaluating these statements, you should specifically consider various factors described above as well as the risks outlined under “Part I - Item IA. Risk Factors” in our 2015 Annual Report on Form 10-K filed with the SEC on March 11, 2016. These factors may cause our actual results to differ materially from those contemplated, projected, anticipated, planned or budgeted in any such forward-looking statements.

Although the Company believes that the expectations in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance, growth, earnings per share or achievements. However, neither the Company nor any other person assumes responsibility for the accuracy and completeness of such statements. Except as required by law, the Company undertakes no obligation to update any of the forward-looking statements after the date of this Press Release to conform such statements to actual results.

EDGEWATER TECHNOLOGY, INC.
Condensed Consolidated Balance Sheets
(In Thousands)
(Unaudited)

	March 31, 2016	December 31, 2015
Assets
Cash and cash equivalents	$7,967	$11,981
Accounts receivable, net	28,926	27,753
Prepaid expenses and other current assets	2,308	704
Total current assets	39,201	40,438
Property and equipment, net	721	824
Goodwill and intangible assets, net	41,070	41,900
Deferred tax assets, net	24,655	24,032
Other assets	240	230
Total Assets	$105,887	$107,424

Liabilities and Stockholders’ Equity
Accounts payable	$961	$586
Accrued liabilities	12,148	15,486
Short-term portion of contingent earnout consideration	7,536	7,072
Deferred revenue	2,035	2,428
Total current liabilities	22,680	25,572
Long-term debt	5,000	5,000
Long-term portion of contingent earnout consideration	3,737	3,468
Total liabilities	31,417	34,040
Stockholders' Equity	74,470	73,384
Total Liabilities and Stockholders' Equity	$105,887	$107,424

Shares Outstanding	12,085	11,862

EDGEWATER TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2016	2015
Revenue:
Service Revenue	$28,215	$22,677
Software	2,029	2,167
Reimbursable expenses	1,654	1,734
Total revenue	31,898	26,578

Cost of revenue:
Project and personnel costs	18,240	15,794
Software costs	1,254	1,405
Reimbursable expenses	1,654	1,734
Total cost of revenue	21,148	18,933
Gross profit	10,750	7,645

Selling, general and administrative	9,886	8,266
Direct acquisition costs	430	611
Consent solicitation expenses	58	-
Depreciation and amortization	1,004	223
Operating loss	(628)	(1,455)

Other expense, net	625	120
Loss before income taxes	(1,253)	(1,575)
Income tax benefit	(490)	(635)
Net loss	$(763)	$(940)

BASIC LOSS PER SHARE:
Basic loss per share	$(0.06)	$(0.08)
Weighted average shares outstanding - Basic	11,790	11,345

DILUTED LOSS PER SHARE:
Diluted loss per share	$(0.06)	$(0.08)
Weighted average shares outstanding - Diluted	11,790	11,345

EDGEWATER TECHNOLOGY, INC.
Condensed Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2016	2015
Cash flow (used in) provided by:
Operating activities	$(5,153)	$(3,419)
Investing activities	(136)	(4,652)
Financing activities	1,216	256
Effect of exchange rates on cash	59	(32)
Net decrease in cash and cash equivalents	$(4,014)	$(7,847)

Non-GAAP Financial Measures

Edgewater reports its financial results in accordance with generally accepted accounting principles (“GAAP”). Management believes, however, that certain non-GAAP financial measures used in managing the Company’s business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein and certain of the information presented by the Company from time to time may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. We have presented herein a reconciliation of these measures to the most directly comparable GAAP financial measure. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. As noted below, the foregoing measures have limitations and do not serve as a substitute and should not be construed as a substitute for GAAP performance, but provide supplemental information concerning our performance that our investors and we find useful.

Edgewater views Adjusted EBITDA, Adjusted EBITDA per Diluted Share and Adjusted EBITDA as a Percentage of Total Revenue as important indicators of performance, consistent with the manner in which management measures and forecasts the Company’s performance. We believe Adjusted EBITDA measures are important performance metrics because they facilitate the analysis of our results, exclusive of certain non-cash items, including items which do not directly correlate to our business operations.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Income tax provision. The exit of our former significant unrelated operations in 2000 and 2001 created significant net operating loss carry-forwards and deferred tax assets, and the tax provisions that we take under GAAP, for which there is no corresponding federal tax payment obligation for us, and the adjustments that we make to our deferred tax asset, based on the prospects and anticipated future profitability of our ongoing operations, can be significant and can obscure, either significantly, or in part, period-to-period changes in our core operating results.

Depreciation and amortization. We incur expense associated with the amortization of intangible assets that is primarily related to the various acquisitions we have completed. We believe that eliminating this expense from our non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of the individual acquisition transactions, which also vary substantially in frequency from period-to-period.

Stock-based compensation expense. We incur stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation – Stock Compensation.” We exclude this non-cash expense as we do not believe it is reflective of business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions and different award types, making the comparison of current results with forward-looking guidance potentially difficult for investors to interpret. Edgewater believes that non-GAAP financial measures of profitability, which exclude stock-based compensation, are widely used by analysts and investors.

Adjustments to contingent consideration earned, at fair value. We are required to remeasure the fair value of our contingent consideration liability related to acquisitions each reporting period until the contingency is settled. Any changes in fair value are recognized as a current period operating expense. The Company believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisition events and make it difficult to evaluate core operating results.

Direct acquisition costs. We incur direct transaction costs related to acquisitions which are expensed in our GAAP financial statements. Our non-GAAP financial measures exclude the effects of direct acquisition-related costs as we believe these transaction-specific expenses are inconsistent in amount and frequency and make it difficult to make period-to-period comparisons of our core operating results.

Consent solicitation expenses.  Consent solicitation expenses are expenses incurred to respond to activities and inquiries of Lone Star Value Management, including its consent solicitation and subsequent settlement agreement. The Company has not incurred significant expenses in connection with such matters in historical periods, and these costs are not considered core operating activities. Management believes that it is appropriate to exclude these costs in order to provide investors with the ability to compare our period-over-period operating results from continuing operations.

Other expense, net. We record periodic interest and other (income) and expense amounts in connection with our cash and cash equivalents, capital lease obligations, (gains) and losses on foreign currency transactions and the recognition of the recorded discount on accrued contingent earnout consideration. Our non-GAAP financial measures exclude (income) expense associated with these items as we believe such (income) expense is inconsistent in amount and frequency and makes it difficult to make period-to-period comparisons of our core operating results.

We believe that Adjusted EBITDA metrics provide qualitative insight into our current performance; we use these measures to evaluate our results, the performance of our management team and our management’s entitlement to incentive compensation; and we believe that making this information available to investors enables them to view our performance the way that we view our performance and thereby gain a meaningful understanding of our core operating results, in general, and from period to period.

EDGEWATER TECHNOLOGY, INC.
Reconciliation of GAAP Net Loss to Non-GAAP Adjusted EBITDA
(In Thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2016	2015

Reported GAAP net loss	$(763)	$(940)
Add: Income tax benefit	(490)	(635)
Add: Depreciation and amortization	1,049	277
Add: Stock-based compensation expense	477	463
Add: Direct acquisition costs	430	611
Add: Consent solicitation expenses	58	-
Less: Other expense, net	625	120
Adjusted EBITDA[1]	$1,386	$(104)
Adjusted EBITDA per diluted share[1]	$0.10	$(0.01)
Diluted shares outstanding	13,482	11,345

Adjusted EBITDA as a % of total revenue[1]	4.3%	(0.4)%
Total revenue	$31,898	$26,578

1- Adjusted EBITDA, Adjusted EBITDA Per Diluted Share and Adjusted EBITDA as a Percentage of Total Revenue are Non-GAAP performance measures and are not intended to be performance measures that should be regarded as an alternative to, or more meaningful than, GAAP Net Income and Diluted Earnings Per Share. Adjusted EBITDA and Adjusted EBITDA per Diluted Share measures presented may not be comparable to similarly titled measures presented by other companies. Adjusted EBITDA is defined as net income less other expense, net, plus taxes, depreciation and amortization, stock-based compensation expense, adjustments to contingent consideration earned, goodwill and intangible asset impairment charges, direct acquisition costs and consent solicitation expenses. Adjusted EBITDA per Diluted Share is defined as Adjusted EBITDA divided by the diluted common shares outstanding used in Diluted Earnings per Share calculations, while Adjusted EBITDA as a % of Total Revenue is defined as Adjusted EBITDA divided by Total Revenue.

Company Contact:
Timothy R. Oakes
Chief Financial Officer
1-781-246-3343

Investor Relations
Three Part Advisors
Steven Hooser
1-214-872-2710
shooser@threepa.com